Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)(3)(4)
Second Quarter 2026
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2026 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist when assessing returns and capital management over time. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.
(3)On May 18, 2025, we completed the Discover acquisition in an all-stock transaction as outlined in the merger agreement dated February 19, 2024.
(4)On April 7, 2026, we completed the acquisition of Brex in a combination of stock and cash transaction. Brex results and statistics reported herein are from April 7, 2026 to June 30, 2026 and included within the Credit Card business.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2026 Q2		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2026	2026	2025	2025	2025	2026	2025			2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Income Statement
Net interest income	$12,374	$12,145	$12,466	$12,404	$9,995	2%	24%	$24,519	$18,008	36%
Non-interest income	3,476	3,086	3,117	2,955	2,497	13	39	6,562	4,484	46
Total net revenue(1)	15,850	15,231	15,583	15,359	12,492	4	27	31,081	22,492	38
Provision for credit losses	2,989	4,068	4,142	2,714	11,430	(27)	(74)	7,057	13,799	(49)
Non-interest expense:
Marketing	1,661	1,497	1,934	1,403	1,345	11	23	3,158	2,547	24
Operating expense	7,382	6,967	7,408	6,860	5,646	6	31	14,349	10,346	39
Total non-interest expense	9,043	8,464	9,342	8,263	6,991	7	29	17,507	12,893	36
Income (loss) from continuing operations before income taxes	3,818	2,699	2,099	4,382	(5,929)	41	**	6,517	(4,200)	**
Income tax provision (benefit)	798	518	345	1,189	(1,666)	54	**	1,316	(1,341)	**
Income (loss) from continuing operations, net of tax	3,020	2,181	1,754	3,193	(4,263)	38	**	5,201	(2,859)	**
Income (loss) from discontinued operations, net of tax	—	(7)	380	(1)	(14)	**	**	(7)	(14)	(50)
Net income (loss)	3,020	2,174	2,134	3,192	(4,277)	39	**	5,194	(2,873)	**
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(20)	(20)	(33)	(4)	40	**	(48)	(9)	**
Preferred stock dividends	(57)	(73)	(57)	(73)	(65)	(22)	(12)	(130)	(122)	7
Discount on redeemed preferred stock	—	—	—	—	6	—	**	—	6	**
Net income (loss) available to common stockholders	$2,935	$2,081	$2,057	$3,086	$(4,340)	41%	**	$5,016	$(2,998)	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$4.73	$3.35	$2.66	$4.83	$(8.55)	41%	**	$8.08	$(6.71)	**
Income (loss) from discontinued operations	—	(0.01)	0.60	—	(0.03)	**	**	(0.01)	(0.03)	(67)%
Net income (loss) per basic common share	$4.73	$3.34	$3.26	$4.83	$(8.58)	42	**	$8.07	$(6.74)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$4.73	$3.35	$2.66	$4.83	$(8.55)	41%	**	$8.08	$(6.71)	**
Income (loss) from discontinued operations	—	(0.01)	0.60	—	(0.03)	**	**	(0.01)	(0.03)	(67)%
Net income (loss) per diluted common share	$4.73	$3.34	$3.26	$4.83	$(8.58)	42	**	$8.07	$(6.74)	**
Weighted-average common shares outstanding (in millions):
Basic	620.5	622.5	631.1	639.0	505.6	—	23%	621.5	444.7	40%
Diluted	621.1	623.4	631.6	639.5	505.6	—	23	622.3	444.7	40
Common shares outstanding (period-end, in millions)	613.5	615.9	625.1	635.7	639.5	—	(4)	613.5	639.5	(4)
Dividends declared and paid per common share	$0.80	$0.80	$0.80	$0.60	$0.60	—	33	$1.60	$1.20	33
Tangible book value per common share (period-end)(3)	105.21	107.76	107.72	105.18	99.35	(2)%	6	105.21	99.35	6

						2026 Q2		Six Months Ended June 30,
(Dollars in millions)	2026	2026	2025	2025	2025	2026	2025			2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Balance Sheet (Period-End)
Loans held for investment	$457,168	$447,754	$453,622	$443,159	$439,297	2%	4%	$457,168	$439,297	4%
Interest-earning assets	610,913	624,560	613,750	605,235	601,999	(2)	1	610,913	601,999	1
Total assets	673,835	682,905	669,009	661,877	658,968	(1)	2	673,835	658,968	2
Interest-bearing deposits	456,464	461,117	448,386	441,136	440,231	(1)	4	456,464	440,231	4
Total deposits	484,257	489,053	475,771	468,785	468,110	(1)	3	484,257	468,110	3
Borrowings	45,371	51,888	51,000	51,482	52,666	(13)	(14)	45,371	52,666	(14)
Common equity	108,386	106,854	108,209	108,406	105,549	1	3	108,386	105,549	3
Total stockholders’ equity	113,793	112,261	113,616	113,813	110,956	1	3	113,793	110,956	3
Balance Sheet (Average Balances)
Loans held for investment	$450,679	$446,235	$444,680	$439,859	$378,157	1%	19%	$448,469	$350,425	28%
Interest-earning assets	617,583	617,173	603,730	593,247	524,929	—	18	617,378	494,022	25
Total assets	682,079	675,999	665,656	657,858	572,446	1	19	679,050	532,354	28
Interest-bearing deposits	458,130	451,957	442,763	439,527	387,139	1	18	455,060	362,626	25
Total deposits	486,791	479,958	470,965	467,280	414,568	1	17	483,393	389,462	24
Borrowings	49,092	52,348	50,814	50,180	46,601	(6)	5	50,710	45,531	11
Common equity	109,111	109,149	109,997	107,412	81,563	—	34	109,130	69,546	57
Total stockholders’ equity	114,518	114,556	115,404	112,819	86,918	—	32	114,537	74,647	53

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2026 Q2				Six Months Ended June 30,
(Dollars in millions, except as noted)	2026	2026	2025	2025	2025	2026		2025				2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2026	2025	2025
Performance Metrics
Net interest income growth (period over period)	2%	(3)%	—%	24%	25%	**		**		36%	20%	**
Non-interest income growth (period over period)	13	(1)	5	18	26	**		**		46	16	**
Total net revenue growth (period over period)	4	(2)	1	23	25	**		**		38	19	**
Total net revenue margin(4)	10.27	9.87	10.32	10.36	9.52	40	bps	75	bps	10.07	9.11	96	bps
Net interest margin(5)	8.01	7.87	8.26	8.36	7.62	14		39		7.94	7.29	65
Return on average assets(6)	1.77	1.29	1.05	1.94	(2.98)	48		475		1.53	(1.07)	260
Return on average tangible assets(7)	1.89	1.37	1.12	2.07	(3.14)	52		503		1.63	(1.12)	275
Return on average common equity(8)	10.76	7.65	6.10	11.50	(21.22)	311		3,198		9.21	(8.58)	1,779
Return on average tangible common equity(9)	18.04	12.20	9.74	18.82	(32.99)	584		5,103		15.05	(12.60)	2,765
Efficiency ratio(10)	57.05	55.57	59.95	53.80	55.96	148		109		56.33	57.32	(99)
Operating efficiency ratio(11)	46.57	45.74	47.54	44.66	45.20	83		137		46.17	46.00	17
Effective income tax rate for continuing operations	20.9	19.2	16.4	27.1	28.1	170		(720)		20.2	31.9	(1,170)
Employees (period-end, in thousands)	78.4	77.1	76.3	77.0	76.5	2%		2%		78.4	76.5	2%
Credit Quality Metrics
Allowance for credit losses	$22,966	$23,630	$23,409	$23,103	$23,873	(3)%		(4)%		$22,966	$23,873	(4)%
Allowance coverage ratio	5.02%	5.28%	5.16%	5.21%	5.43%	(26)	bps	(41)	bps	5.02%	5.43%	(41)	bps
Net charge-offs(12)	$3,642	$3,847	$3,833	$3,473	$3,060	—		19%		$7,489	$5,796	29%
Net charge-off rate(13)	3.23%	3.45%	3.45%	3.16%	3.24%	(22)	bps	(1)	bps	3.34%	3.31%	3	bps
30+ day performing delinquency rate	2.91	3.04	3.41	3.29	3.13	(13)		(22)		2.91	3.13	(22)
30+ day delinquency rate	3.13	3.24	3.59	3.50	3.32	(11)		(19)		3.13	3.32	(19)
Capital Ratios(14)
Common equity Tier 1 capital	13.7%	14.4%	14.3%	14.4%	14.0%	(70)	bps	(30)	bps	13.7%	14.0%	(30)	bps
Tier 1 capital	14.8	15.4	15.3	15.5	15.1	(60)		(30)		14.8	15.1	(30)
Total capital	16.6	17.3	17.2	17.3	17.1	(70)		(50)		16.6	17.1	(50)
Tier 1 leverage	11.8	12.2	12.5	12.6	14.2	(40)		(240)		11.8	14.2	(240)
Tangible common equity (“TCE”)(15)	10.2	10.3	10.7	10.8	10.3	(10)		(10)		10.2	10.3	(10)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2026 Q2		Six Months Ended June 30,
(Dollars in millions, except as noted)	2026	2026	2025	2025	2025	2026	2025			2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Interest income:
Loans, including loans held for sale	$14,911	$14,735	$15,186	$15,229	$12,449	1%	20%	$29,646	$22,606	31%
Investment securities	850	832	841	823	784	2	8	1,682	1,554	8
Other	624	664	660	711	595	(6)	5	1,288	1,086	19
Total interest income	16,385	16,231	16,687	16,763	13,828	1	18	32,616	25,246	29
Interest expense:
Deposits	3,338	3,387	3,493	3,597	3,120	(1)	7	6,725	5,835	15
Securitized debt obligations	117	141	155	165	164	(17)	(29)	258	340	(24)
Senior and subordinated notes	535	532	550	582	535	1	—	1,067	1,040	3
Other borrowings	21	26	23	15	14	(19)	50	47	23	104
Total interest expense	4,011	4,086	4,221	4,359	3,833	(2)	5	8,097	7,238	12
Net interest income	12,374	12,145	12,466	12,404	9,995	2	24	24,519	18,008	36
Provision for credit losses	2,989	4,068	4,142	2,714	11,430	(27)	(74)	7,057	13,799	(49)
Net interest income (loss) after provision for credit losses	9,385	8,077	8,324	9,690	(1,435)	16	**	17,462	4,209	**
Non-interest income:
Discount and interchange fees, net	2,256	1,964	1,930	1,812	1,478	15	53	4,220	2,701	56
Service charges and other customer-related fees	808	809	833	849	658	—	23	1,617	1,167	39
Other	412	313	354	294	361	32	14	725	616	18
Total non-interest income	3,476	3,086	3,117	2,955	2,497	13	39	6,562	4,484	46
Non-interest expense:
Salaries and associate benefits	3,769	3,671	3,430	3,496	2,999	3	26	7,440	5,545	34
Occupancy and equipment	969	867	958	856	737	12	31	1,836	1,352	36
Marketing	1,661	1,497	1,934	1,403	1,345	11	23	3,158	2,547	24
Professional services	667	585	693	641	653	14	2	1,252	1,090	15
Communications and data processing	489	496	482	476	413	(1)	18	985	812	21
Amortization of intangibles	507	492	525	514	271	3	87	999	287	**
Other	981	856	1,320	877	573	15	71	1,837	1,260	46
Total non-interest expense	9,043	8,464	9,342	8,263	6,991	7	29	17,507	12,893	36
Income (loss) from continuing operations before income taxes	3,818	2,699	2,099	4,382	(5,929)	41	**	6,517	(4,200)	**
Income tax provision (benefit)	798	518	345	1,189	(1,666)	54	**	1,316	(1,341)	**
Income (loss) from continuing operations, net of tax	3,020	2,181	1,754	3,193	(4,263)	38	**	5,201	(2,859)	**
Income (loss) from discontinued operations, net of tax	—	(7)	380	(1)	(14)	**	**	(7)	(14)	(50)
Net income (loss)	3,020	2,174	2,134	3,192	(4,277)	39	**	5,194	(2,873)	**
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(20)	(20)	(33)	(4)	40	**	(48)	(9)	**
Preferred stock dividends	(57)	(73)	(57)	(73)	(65)	(22)	(12)%	(130)	(122)	7%
Discount on redeemed preferred stock	—	—	—	—	6	—	**	—	6	**
Net income (loss) available to common stockholders	$2,935	$2,081	$2,057	$3,086	$(4,340)	41%	**	$5,016	$(2,998)	**

						2026 Q2		Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026	2025			2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$4.73	$3.35	$2.66	$4.83	$(8.55)	41%	**	$8.08	$(6.71)	**
Income (loss) from discontinued operations	—	(0.01)	0.60	—	(0.03)	**	**	(0.01)	(0.03)	(67)%
Net income (loss) per basic common share	$4.73	$3.34	$3.26	$4.83	$(8.58)	42%	**	$8.07	$(6.74)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$4.73	$3.35	$2.66	$4.83	$(8.55)	41%	**	$8.08	$(6.71)	**
Income (loss) from discontinued operations	—	(0.01)	0.60	—	(0.03)	**	**	(0.01)	(0.03)	(67)%
Net income (loss) per diluted common share	$4.73	$3.34	$3.26	$4.83	$(8.58)	42%	**	$8.07	$(6.74)	**
Weighted-average common shares outstanding (in millions):
Basic common shares	620.5	622.5	631.1	639.0	505.6	—	23%	621.5	444.7	40%
Diluted common shares	621.1	623.4	631.6	639.5	505.6	—	23	622.3	444.7	40

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2026 Q2
	2026	2026	2025	2025	2025	2026	2025
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,834	$4,555	$3,031	$4,606	$4,854	6%	—%
Interest-bearing deposits and other short-term investments	49,880	71,939	54,403	50,673	54,255	(31)	(8)
Total cash and cash equivalents	54,714	76,494	57,434	55,279	59,109	(28)	(7)
Restricted cash for securitization investors	1,167	2,762	4,659	3,248	2,469	(58)	(53)
Investment securities:
Investment securities available for sale	90,041	90,620	91,051	89,733	87,196	(1)	3
Investment securities held to maturity	2,737	1,694	—	—	—	62	**
Total investment securities	92,778	92,314	91,051	89,733	87,196	1	6
Loans held for investment:
Unsecuritized loans held for investment	431,440	421,360	425,665	389,808	384,413	2	12
Loans held in consolidated trusts(16)	25,728	26,394	27,957	53,351	54,884	(3)	(53)
Total loans held for investment	457,168	447,754	453,622	443,159	439,297	2	4
Allowance for credit losses	(22,966)	(23,630)	(23,409)	(23,103)	(23,873)	(3)	(4)
Net loans held for investment	434,202	424,124	430,213	420,056	415,424	2	5
Loans held for sale	264	186	760	670	198	42	33
Premises and equipment, net	6,244	5,730	5,602	5,576	5,687	9	10
Interest receivable	3,432	3,460	3,492	3,456	3,373	(1)	2
Goodwill	31,866	28,502	28,509	28,863	28,335	12	12
Other intangible assets	16,077	16,087	16,578	17,042	18,157	—	(11)
Other assets	33,091	33,246	30,711	29,957	30,904	—	7
Assets of discontinued operations	—	—	—	7,997	8,116	—	**
Total assets	$673,835	$682,905	$669,009	$661,877	$658,968	(1)%	2%

						2026 Q2
	2026	2026	2025	2025	2025	2026	2025
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$816	$827	$844	$826	$888	(1)%	(8)%
Deposits:
Non-interest-bearing deposits	27,793	27,936	27,385	27,649	27,879	(1)	—
Interest-bearing deposits	456,464	461,117	448,386	441,136	440,231	(1)	4
Total deposits	484,257	489,053	475,771	468,785	468,110	(1)	3
Securitized debt obligations	8,502	11,283	12,853	13,642	14,658	(25)	(42)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	694	626	587	616	742	11	(6)
Senior and subordinated notes	35,620	38,421	36,001	36,662	36,706	(7)	(3)
Other borrowings	555	1,558	1,559	562	560	(64)	(1)
Total other debt	36,869	40,605	38,147	37,840	38,008	(9)	(3)
Other liabilities	29,598	28,876	27,778	26,941	26,316	3	12
Liabilities of discontinued operations	—	—	—	30	32	—	**
Total liabilities	560,042	570,644	555,393	548,064	548,012	(2)	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	65,105	64,284	64,031	63,725	63,465	1	3
Retained earnings	69,250	66,788	65,192	63,624	60,892	4	14
Accumulated other comprehensive loss	(6,300)	(5,879)	(5,468)	(5,917)	(6,819)	7	(8)
Treasury stock, at cost	(14,269)	(12,939)	(10,146)	(7,626)	(6,589)	10	117
Total stockholders’ equity	113,793	112,261	113,616	113,813	110,956	1	3
Total liabilities and stockholders’ equity	$673,835	$682,905	$669,009	$661,877	$658,968	(1)%	2%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $898 million in Q2 2026, $980 million in Q1 2026, $941 million in Q4 2025, $869 million in Q3 2025 and $785 million in Q2 2025 for credit card finance charges and fees charged off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average assets is calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average total assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(13)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(14)Capital ratios as of the end of Q2 2026 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(16)On December 18, 2025, after giving effect to the Discover Card Execution Note Trust (“DCENT”) Defeasance Amendments, Funding, as Beneficiary on behalf of DCENT, defeased the outstanding DiscoverSeries Class A(2021-2) Notes, Class A(2023-1) Notes, and Class A(2023-2) Notes (collectively, the “Class A Notes”) issued by DCENT.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2026 Q2			2026 Q1			2025 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$450,862	$14,911	13.23%	$446,740	$14,735	13.19%	$378,537	$12,449	13.15%
Investment securities	99,339	850	3.42	97,803	832	3.40	93,024	784	3.37
Cash equivalents and other	67,382	624	3.70	72,630	664	3.66	53,368	595	4.46
Total interest-earning assets	$617,583	$16,385	10.61%	$617,173	$16,231	10.52%	$524,929	$13,828	10.54%
Interest-bearing liabilities:
Interest-bearing deposits	$458,130	$3,338	2.91%	$451,957	$3,387	3.00%	$387,139	$3,120	3.22%
Securitized debt obligations	10,190	117	4.59	12,476	141	4.52	13,043	164	5.06
Senior and subordinated notes	37,498	535	5.70	37,846	532	5.63	32,872	535	6.51
Other borrowings and liabilities(2)	3,838	21	2.30	4,238	26	2.44	2,872	14	1.85
Total interest-bearing liabilities	$509,656	$4,011	3.15	$506,517	$4,086	3.23	$435,926	$3,833	3.52
Net interest income/spread		$12,374	7.46		$12,145	7.29		$9,995	7.02
Impact of non-interest-bearing funding			0.55			0.58			0.60
Net interest margin			8.01%			7.87%			7.62%

	Six Months Ended June 30,
	2026			2025
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$448,812	$29,646	13.21%	$350,808	$22,606	12.89%
Investment securities	98,575	1,682	3.41	92,843	1,554	3.35
Cash equivalents and other	69,991	1,288	3.68	50,371	1,086	4.31
Total interest-earning assets	$617,378	$32,616	10.57%	$494,022	$25,246	10.22%
Interest-bearing liabilities:
Interest-bearing deposits	$455,060	$6,725	2.96%	$362,626	$5,835	3.22%
Securitized debt obligations	11,326	258	4.55	13,385	340	5.09
Senior and subordinated notes	37,671	1,067	5.66	31,609	1,040	6.58
Other borrowings and liabilities(2)	4,037	47	2.37	2,593	23	1.73
Total interest-bearing liabilities	$508,094	$8,097	3.19	$410,213	$7,238	3.53
Net interest income/spread		$24,519	7.38		$18,008	6.69
Impact of non-interest-bearing funding			0.56			0.60
Net interest margin			7.94%			7.29%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics (3)

						2026 Q2		Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026	2025	2026	2025	2026 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2			2025
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$259,005	$254,028	$262,403	$253,951	$252,481	2%	3%	$259,005	$252,481	3%
Personal loans	8,619	9,070	9,499	9,646	9,788	(5)	(12)	8,619	9,788	(12)
International card businesses	7,784	7,460	7,668	7,440	7,440	4	5	7,784	7,440	5
Total credit card	275,408	270,558	279,570	271,037	269,709	2	2	275,408	269,709	2
Consumer banking:
Auto	89,311	85,700	83,600	82,035	80,017	4	12	89,311	80,017	12
Retail banking	1,156	1,173	1,190	1,195	1,216	(1)	(5)	1,156	1,216	(5)
Total consumer banking	90,467	86,873	84,790	83,230	81,233	4	11	90,467	81,233	11
Commercial banking:
Commercial and multifamily real estate	34,290	33,809	33,618	33,461	32,967	1	4	34,290	32,967	4
Commercial and industrial	57,003	56,514	55,644	55,431	55,388	1	3	57,003	55,388	3
Total commercial banking	91,293	90,323	89,262	88,892	88,355	1	3	91,293	88,355	3
Total loans held for investment	$457,168	$447,754	$453,622	$443,159	$439,297	2%	4%	$457,168	$439,297	4%
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$254,625	$254,036	$255,221	$252,090	$197,808	—%	29%	$254,332	$173,858	46%
Personal loans	8,866	9,310	9,618	9,703	4,778	(5)	86	9,087	2,402	**
International card businesses	7,706	7,628	7,389	7,382	7,107	1	8	7,667	6,938	11
Total credit card	271,197	270,974	272,228	269,175	209,693	—	29	271,086	183,198	48
Consumer banking:
Auto	87,419	84,522	82,767	81,094	78,875	3	11	85,979	78,056	10
Retail banking	1,164	1,179	1,190	1,201	1,220	(1)	(5)	1,171	1,236	(5)
Total consumer banking	88,583	85,701	83,957	82,295	80,095	3	11	87,150	79,292	10
Commercial banking:
Commercial and multifamily real estate	33,978	33,539	33,155	33,104	32,522	1	4	33,759	32,129	5
Commercial and industrial	56,921	56,021	55,340	55,285	55,847	2	2	56,474	55,806	1
Total commercial banking	90,899	89,560	88,495	88,389	88,369	1	3	90,233	87,935	3
Total average loans held for investment	$450,679	$446,235	$444,680	$439,859	$378,157	1%	19%	$448,469	$350,425	28%

						2026 Q2				Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026		2025		2026	2025	2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2				2025
Net Charge-Off (Recovery) Rates
Credit card(4):
Domestic credit card(5)	4.71%	5.10%	4.93%	4.63%	5.25%	(39)	bps	(54)	bps	4.91%	5.65%	(74)	bps
Personal loans	3.77	3.81	4.08	3.81	3.47	(4)		30		3.79	3.46	33
International card businesses	5.82	4.65	5.29	5.07	5.17	117		65		5.24	5.10	14
Total credit card	4.71	5.05	4.91	4.61	5.20	(34)		(49)		4.88	5.60	(72)
Consumer banking:
Auto	1.43	1.64	1.82	1.54	1.25	(21)		18		1.53	1.40	13
Retail banking	5.39	5.99	6.04	4.41	4.54	(60)		85		5.69	4.65	104
Total consumer banking	1.48	1.70	1.88	1.58	1.30	(22)		18		1.59	1.45	14
Commercial banking:
Commercial and multifamily real estate	0.09	0.03	0.02	(0.09)	(0.06)	6		15		0.06	0.02	4
Commercial and industrial	0.80	0.44	0.67	0.38	0.55	36		25		0.62	0.33	29
Total commercial banking	0.53	0.29	0.43	0.21	0.33	24		20		0.41	0.22	19
Total net charge-offs	3.23	3.45	3.45	3.16	3.24	(22)		(1)		3.34	3.31	3
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.39%	3.70%	3.99%	3.89%	3.60%	(31)	bps	(21)	bps	3.39%	3.60%	(21)	bps
Personal loans	1.67	1.72	1.74	1.74	1.62	(5)		5		1.67	1.62	5
International card businesses	4.60	4.82	4.62	4.60	4.50	(22)		10		4.60	4.50	10
Total credit card	3.37	3.66	3.93	3.84	3.55	(29)		(18)		3.37	3.55	(18)
Consumer banking:
Auto	4.32	4.21	5.23	4.99	4.84	11		(52)		4.32	4.84	(52)
Retail banking	1.15	0.92	1.09	0.89	0.93	23		22		1.15	0.93	22
Total consumer banking	4.28	4.17	5.17	4.93	4.78	11		(50)		4.28	4.78	(50)

						2026 Q2			Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026	2025		2026	2025	2026 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2				2025
Nonperforming Loans and Nonperforming Assets Rates(6)(7)
Credit card:
Personal loans	0.12%	0.13%	0.13%	0.13%	0.12%	(1) bps	—		0.12%	0.12%	—
International card businesses	0.18	0.15	0.16	0.16	0.16	3	2	bps	0.18	0.16	2	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—	—		0.01	0.01	—
Consumer banking:
Auto	0.61	0.55	0.68	0.71	0.73	6	(12)		0.61	0.73	(12)
Retail banking	1.59	1.66	1.45	1.65	1.47	(7)	12		1.59	1.47	12
Total consumer banking	0.62	0.57	0.69	0.73	0.74	5	(12)		0.62	0.74	(12)
Commercial banking:
Commercial and multifamily real estate	1.29	1.07	0.95	1.05	1.06	22	23		1.29	1.06	23
Commercial and industrial	1.33	1.60	1.60	1.59	1.45	(27)	(12)		1.33	1.45	(12)
Total commercial banking	1.32	1.40	1.36	1.39	1.30	(8)	2		1.32	1.30	2
Total nonperforming loans	0.39	0.40	0.40	0.42	0.40	(1)	(1)		0.39	0.40	(1)
Total nonperforming assets	0.43	0.43	0.43	0.44	0.42	—	1		0.43	0.42	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2026
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2026	$18,806	$702	$541	$20,049	$2,026	$21	$2,047	$1,534	$23,630
Charge-offs	(4,182)	(116)	(160)	(4,458)	(683)	(19)	(702)	(123)	(5,283)
Recoveries	1,185	33	48	1,266	370	3	373	2	1,641
Net charge-offs	(2,997)	(83)	(112)	(3,192)	(313)	(16)	(329)	(121)	(3,642)
Provision for credit losses	2,292	37	145	2,474	429	15	444	62	2,980
Allowance build (release) for credit losses	(705)	(46)	33	(718)	116	(1)	115	(59)	(662)
Other changes(8)	—	—	(2)	(2)	—	—	—	—	(2)
Balance as of June 30, 2026	18,101	656	572	19,329	2,142	20	2,162	1,475	22,966
Reserve for unfunded lending commitments:
Balance as of March 31, 2026	—	—	—	—	—	—	—	133	133
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	9	9
Balance as of June 30, 2026	—	—	—	—	—	—	—	142	142
Combined allowance and reserve as of June 30, 2026	$18,101	$656	$572	$19,329	$2,142	$20	$2,162	$1,617	$23,108

	Six Months Ended June 30, 2026
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2025	$18,811	$731	$524	$20,066	$1,869	$23	$1,892	$1,451	$23,409
Charge-offs	(8,552)	(237)	(310)	(9,099)	(1,394)	(43)	(1,437)	(192)	(10,728)
Recoveries	2,314	65	109	2,488	735	9	744	7	3,239
Net charge-offs	(6,238)	(172)	(201)	(6,611)	(659)	(34)	(693)	(185)	(7,489)
Provision for credit losses	5,528	97	260	5,885	932	31	963	209	7,057
Allowance build (release) for credit losses	(710)	(75)	59	(726)	273	(3)	270	24	(432)
Other changes(8)	—	—	(11)	(11)	—	—	—	—	(11)
Balance as of June 30, 2026	18,101	656	572	19,329	2,142	20	2,162	1,475	22,966
Reserve for unfunded lending commitments:
Balance as of December 31, 2025	—	—	—	—	—	—	—	142	142
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2026	—	—	—	—	—	—	—	142	142
Combined allowance and reserve as of June 30, 2026	$18,101	$656	$572	$19,329	$2,142	$20	$2,162	$1,617	$23,108

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results(3)

	Three Months Ended June 30, 2026					Six Months Ended June 30, 2026
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income	$9,252	$2,431	$585	$106	$12,374	$18,488	$4,660	$1,166	$205	$24,519
Non-interest income (loss)	2,513	778	265	(80)	3,476	4,666	1,461	593	(158)	6,562
Total net revenue	11,765	3,209	850	26	15,850	23,154	6,121	1,759	47	31,081
Provision for credit losses	2,474	444	71	—	2,989	5,885	963	209	—	7,057
Non-interest expense	6,098	2,121	462	362	9,043	11,599	4,119	960	829	17,507
Income (loss) from continuing operations before income taxes	3,193	644	317	(336)	3,818	5,670	1,039	590	(782)	6,517
Income tax provision (benefit)	782	158	78	(220)	798	1,390	255	145	(474)	1,316
Income (loss) from continuing operations, net of tax	$2,411	$486	$239	$(116)	$3,020	$4,280	$784	$445	$(308)	$5,201

	Three Months Ended March 31, 2026
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income	$9,236	$2,229	$581	$99	$12,145
Non-interest income (loss)	2,153	683	328	(78)	3,086
Total net revenue	11,389	2,912	909	21	15,231
Provision for credit losses	3,411	519	138	—	4,068
Non-interest expense	5,501	1,998	498	467	8,464
Income (loss) from continuing operations before income taxes	2,477	395	273	(446)	2,699
Income tax provision (benefit)	608	97	67	(254)	518
Income (loss) from continuing operations, net of tax	$1,869	$298	$206	$(192)	$2,181

	Three Months Ended June 30, 2025					Six Months Ended June 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income (loss)	$7,293	$2,162	$602	$(62)	$9,995	$12,947	$4,105	$1,174	$(218)	$18,008
Non-interest income (loss)	1,802	394	335	(34)	2,497	3,313	577	647	(53)	4,484
Total net revenue (loss)	9,095	2,556	937	(96)	12,492	16,260	4,682	1,821	(271)	22,492
Provision (benefit) for credit losses	11,098	252	81	(1)	11,430	13,024	553	223	(1)	13,799
Non-interest expense	4,447	1,713	489	342	6,991	8,085	3,294	975	539	12,893
Income (loss) from continuing operations before income taxes	(6,450)	591	367	(437)	(5,929)	(4,849)	835	623	(809)	(4,200)
Income tax provision (benefit)	(1,533)	141	87	(361)	(1,666)	(1,151)	199	148	(537)	(1,341)
Income (loss) from continuing operations, net of tax	$(4,917)	$450	$280	$(76)	$(4,263)	$(3,698)	$636	$475	$(272)	$(2,859)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business(3)

						2026 Q2 vs.				Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2026	2025	2025
Credit Card
Earnings:
Net interest income	$9,252	$9,236	$9,479	$9,396	$7,293	—%		27%		$18,488	$12,947	43%
Non-interest income	2,513	2,153	2,214	2,211	1,802	17		39		4,666	3,313	41
Total net revenue	11,765	11,389	11,693	11,607	9,095	3		29		23,154	16,260	42
Provision for credit losses	2,474	3,411	3,678	2,364	11,098	(27)		(78)		5,885	13,024	(55)
Non-interest expense(10)	6,098	5,501	6,147	5,409	4,447	11		37%		11,599	8,085	43%
Income (loss) from continuing operations before income taxes	3,193	2,477	1,868	3,834	(6,450)	29		**		5,670	(4,849)	**
Income tax provision (benefit)	782	608	445	914	(1,533)	29		**		1,390	(1,151)	**
Income (loss) from continuing operations, net of tax	$2,411	$1,869	$1,423	$2,920	$(4,917)	29%		**		$4,280	$(3,698)	**
Selected performance metrics:
Period-end loans held for investment	$275,408	$270,558	$279,570	$271,037	$269,709	2%		2%		$275,408	$269,709	2%
Average loans held for investment	271,197	270,974	272,228	269,175	209,693	—		29		271,086	183,198	48
Average yield on loans outstanding(1)	17.21%	17.17%	17.71%	17.99%	17.94%	4	bps	(73)	bps	17.19%	18.18%	(99)	bps
Total net revenue margin(12)	17.35	16.81	17.18	17.25	17.35	54		—		17.08	17.75	(67)
Net charge-off rate(4)	4.71	5.05	4.91	4.61	5.20	(34)		(49)		4.88	5.60	(72)
30+ day performing delinquency rate	3.37	3.66	3.93	3.84	3.55	(29)		(18)		3.37	3.55	(18)
30+ day delinquency rate	3.37	3.67	3.94	3.84	3.56	(30)		(19)		3.37	3.56	(19)
Nonperforming loan rate(6)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(11)	$253,750	$220,540	$238,687	$230,379	$201,453	15%		26%		$474,290	$359,401	32%

						2026 Q2 vs.				Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2026	2025	2025
Domestic Card
Earnings:
Net interest income	$8,643	$8,618	$8,854	$8,766	$6,822	—%		27%		$17,261	$12,165	42%
Non-interest income	2,460	2,107	2,168	2,160	1,749	17		41		4,567	3,209	42
Total net revenue	11,103	10,725	11,022	10,926	8,571	4		30		21,828	15,374	42
Provision for credit losses	2,292	3,236	3,482	2,163	10,200	(29)		(78)		5,528	12,056	(54)
Non-interest expense	5,771	5,179	5,789	5,092	4,192	11		38%		10,950	7,614	44%
Income (loss) from continuing operations before income taxes	3,040	2,310	1,751	3,671	(5,821)	32		**		5,350	(4,296)	**
Income tax provision (benefit)	745	566	417	873	(1,385)	32		**		1,311	(1,022)	**
Income (loss) from continuing operations, net of tax	$2,295	$1,744	$1,334	$2,798	$(4,436)	32%		**		$4,039	$(3,274)	**
Selected performance metrics:
Period-end loans held for investment	$259,005	$254,028	$262,403	$253,951	$252,481	2%		3%		$259,005	$252,481	3%
Average loans held for investment	254,625	254,036	255,221	252,090	197,808	—		29		254,332	173,858	46
Average yield on loans outstanding(1)	17.16%	17.13%	17.68%	17.99%	17.88%	3	bps	(72)	bps	17.15%	18.10%	(95)	bps
Total net revenue margin(12)	17.44	16.89	17.28	17.34	17.33	55		11		17.16	17.69	(53)
Net charge-off rate(5)	4.71	5.10	4.93	4.63	5.25	(39)		(54)		4.91	5.65	(74)
30+ day performing delinquency rate	3.39	3.70	3.99	3.89	3.60	(31)		(21)		3.39	3.60	(21)
Purchase volume(11)	$249,195	$216,513	$234,375	$226,147	$197,308	15%		26%		$465,708	$351,699	32%
Refreshed FICO scores:(13)
Greater than 660	74%	73%	73%	73%	73%	1		1		74%	73%	1
660 or below	26	27	27	27	27	(1)		(1)		26	27	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2026 Q2 vs.				Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2026	2025	2025
Consumer Banking
Earnings:
Net interest income	$2,431	$2,229	$2,296	$2,357	$2,162	9%		12%		$4,660	$4,105	14%
Non-interest income	778	683	623	475	394	14		97		1,461	577	153
Total net revenue	3,209	2,912	2,919	2,832	2,556	10		26		6,121	4,682	31
Provision for credit losses	444	519	409	340	252	(14)		76		963	553	74
Non-interest expense	2,121	1,998	2,289	1,941	1,713	6		24		4,119	3,294	25
Income from continuing operations before income taxes	644	395	221	551	591	63		9		1,039	835	24
Income tax provision	158	97	52	131	141	63		12		255	199	28
Income from continuing operations, net of tax	$486	$298	$169	$420	$450	63%		8%		$784	$636	23%
Selected performance metrics:
Period-end loans held for investment	$90,467	$86,873	$84,790	$83,230	$81,233	4%		11%		$90,467	$81,233	11%
Average loans held for investment	88,583	85,701	83,957	82,295	80,095	3		11		87,150	79,292	10
Average yield on loans held for investment(1)	9.57%	9.43%	9.59%	9.52%	9.30%	14	bps	27bps		9.50%	9.17%	33bps
Auto loan originations	$12,916	$11,130	$10,194	$10,731	$10,861	16%		19%		$24,046	$20,071	20%
Period-end deposits	435,221	438,034	423,932	416,765	414,044	(1)		5		435,221	414,044	5
Average deposits	435,890	428,391	418,673	414,219	365,359	2		19		432,161	342,780	26
Average deposits interest rate	2.76%	2.84%	2.98%	3.07%	3.02%	(8)	bps	(26)	bps	2.80%	3.01%	(21)bps
Net charge-off rate	1.48	1.70	1.88	1.58	1.30	(22)		18		1.59	1.45	14
30+ day performing delinquency rate	4.28	4.17	5.17	4.93	4.78	11		(50)		4.28	4.78	(50)
30+ day delinquency rate	4.76	4.59	5.73	5.53	5.40	17		(64)		4.76	5.40	(64)
Nonperforming loan rate(6)	0.62	0.57	0.69	0.73	0.74	5		(12)		0.62	0.74	(12)
Nonperforming asset rate(7)	0.72	0.66	0.79	0.82	0.82	6		(10)		0.72	0.82	(10)
Global Payment Network volume	$189,612	$174,332	$174,644	$153,117	$74,014	9%		156%		$363,944	$74,014	**
Auto—At origination FICO scores:(14)
Greater than 660	49%	50%	51%	51%	52%	(1)		(3)		49%	52%	(3)
621 - 660	19	19	19	19	19	—		—		19	19	—
620 or below	32	31	30	30	29	1		3		32	29	3
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2026 Q2 vs.		Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026	2025			2026 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Commercial Banking
Earnings:
Net interest income	$585	$581	$574	$586	$602	1%	(3)%	$1,166	$1,174	(1)%
Non-interest income	265	328	356	318	335	(19)	(21)	593	647	(8)
Total net revenue(9)	850	909	930	904	937	(6)	(9)	1,759	1,821	(3)
Provision for credit losses	71	138	55	9	81	(49)	(12)	209	223	(6)
Non-interest expense	462	498	504	520	489	(7)	(6)	960	975	(2)
Income from continuing operations before income taxes	317	273	371	375	367	16	(14)	590	623	(5)
Income tax provision	78	67	89	89	87	16	(10)	145	148	(2)
Income from continuing operations, net of tax	$239	$206	$282	$286	$280	16%	(15)%	$445	$475	(6)%
Selected performance metrics:
Period-end loans held for investment	$91,293	$90,323	$89,262	$88,892	$88,355	1%	3%	$91,293	$88,355	3%
Average loans held for investment	90,899	89,560	88,495	88,389	88,369	1	3	90,233	87,935	3
Average yield on loans held for investment(1)(9)	5.75%	5.68%	6.08%	6.42%	6.40%	7bps	(65)bps	5.71%	6.35%	(64)bps
Period-end deposits	$30,841	$31,007	$31,250	$29,920	$29,245	(1)%	5%	$30,841	$29,245	5%
Average deposits	31,248	31,137	31,462	29,889	30,444	—	3	31,193	31,045	—
Average deposits interest rate	1.81%	1.83%	1.96%	2.13%	2.06%	(2)bps	(25)bps	1.82%	2.09%	(27)bps
Net charge-off rate	0.53	0.29	0.43	0.21	0.33	24	20	0.41	0.22	19
Nonperforming loan rate(6)	1.32	1.40	1.36	1.39	1.30	(8)	2	1.32	1.30	2
Nonperforming asset rate(7)	1.39	1.47	1.39	1.40	1.30	(8)	9	1.39	1.30	9
Risk category:(15)
Noncriticized	$86,034	$84,545	$83,873	$83,098	$82,000	2%	5%	$86,034	$82,000	5%
Criticized performing	4,058	4,510	4,177	4,558	5,204	(10)	(22)	4,058	5,204	(22)
Criticized nonperforming	1,201	1,268	1,212	1,236	1,151	(5)	4	1,201	1,151	4
Total commercial banking loans held for investment	$91,293	$90,323	$89,262	$88,892	$88,355	1%	3%	$91,293	$88,355	3%
Risk category as a percentage of period-end loans held for investment:(15)
Noncriticized	94.24%	93.61%	93.96%	93.48%	92.81%	63bps	143bps	94.24%	92.81%	143bps
Criticized performing	4.44	4.99	4.68	5.13	5.89	(55)	(145)	4.44	5.89	(145)
Criticized nonperforming	1.32	1.40	1.36	1.39	1.30	(8)	2	1.32	1.30	2
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%			100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2026 Q2 vs.		Six Months Ended June 30,
	2026	2026	2025	2025	2025	2026	2025			2026 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2026	2025	2025
Other
Earnings:
Net interest income (loss)	$106	$99	$117	$65	$(62)	7%	**	$205	$(218)	**
Non-interest loss	(80)	(78)	(76)	(49)	(34)	3	135%	(158)	(53)	198%
Total net revenue (loss)(9)	26	21	41	16	(96)	24	**	47	(271)	**
Provision (benefit) for credit losses	—	—	—	1	(1)	**	**	—	(1)	**
Non-interest expense(16)	362	467	402	393	342	(22)	6	829	539	54
Loss from continuing operations before income taxes	(336)	(446)	(361)	(378)	(437)	(25)	(23)	(782)	(809)	(3)
Income tax provision (benefit)	(220)	(254)	(241)	55	(361)	(13)	(39)	(474)	(537)	(12)
Loss from continuing operations, net of tax	$(116)	$(192)	$(120)	$(433)	$(76)	(40)%	53%	$(308)	$(272)	13%
Selected performance metrics:
Period-end deposits	$18,195	$20,012	$20,589	$22,100	$24,821	(9)%	(27)%	$18,195	$24,821	(27)%
Average deposits	19,653	20,430	20,830	23,172	18,765	(4)	5	20,039	15,637	28
Total
Earnings:
Net interest income	$12,374	$12,145	$12,466	$12,404	$9,995	2%	24%	$24,519	$18,008	36%
Non-interest income	3,476	3,086	3,117	2,955	2,497	13	39	6,562	4,484	46
Total net revenue	15,850	15,231	15,583	15,359	12,492	4	27	31,081	22,492	38
Provision for credit losses	2,989	4,068	4,142	2,714	11,430	(27)	(74)	7,057	13,799	(49)
Non-interest expense	9,043	8,464	9,342	8,263	6,991	7	29%	17,507	12,893	36%
Income (loss) from continuing operations before income taxes	3,818	2,699	2,099	4,382	(5,929)	41	**	6,517	(4,200)	**
Income tax provision (benefit)	798	518	345	1,189	(1,666)	54	**	1,316	(1,341)	**
Income (loss) from continuing operations, net of tax	$3,020	$2,181	$1,754	$3,193	$(4,263)	38%	**	$5,201	$(2,859)	**
Selected performance metrics:
Period-end loans held for investment	$457,168	$447,754	$453,622	$443,159	$439,297	2%	4%	$457,168	$439,297	4%
Average loans held for investment	450,679	446,235	444,680	439,859	378,157	1	19	448,469	350,425	28
Period-end deposits	484,257	489,053	475,771	468,785	468,110	(1)	3	484,257	468,110	3
Average deposits	486,791	479,958	470,965	467,280	414,568	1	17	483,393	389,462	24

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.4 billion in Q2 2026, $2.2 billion in both Q1 2026 and Q2 2025, $2.3 billion for the first six months of 2026 and $2.1 billion for the first six months of 2025. Related interest expense was $9 million in Q2 2026, $8 million in both Q1 2026 and Q2 2025, $17 million for the first six months of 2026 and $15 million for the first six months of 2025.
(3)Effective in the second quarter of 2026, Domestic Card results include Brex and our legacy corporate card product.
(4)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(5)Charge-offs exclude $18.0 billion of Discover domestic credit card loans acquired in the second quarter of 2025 that are fully charged-off, with expected recoveries of $3.1 billion included as a benefit to the allowance for credit losses.
(6)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(7)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(8)Primarily represents foreign currency translation adjustments.
(9)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using a blended federal and state statutory tax rate, with offsetting reductions to the Other category.
(10)Includes the impact of $96 million in Brex integration expenses in Q2 2026.
(11)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(12)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(13)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category. Corporate cards do not have FICO scores associated with such loans and therefore are excluded.
(14)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(15)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(16)Includes the impact of $298 million, $415 million, $352 million, $348 million and $299 million in Discover integration expenses in Q2 2026, Q1 2026, Q4 2025, Q3 2025 and Q2 2025, respectively, as well as any charges incurred as a result of other restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Regulatory Capital Metrics
Common equity excluding AOCI	$114,686	$112,733	$113,677	$114,323	$112,368
Adjustments:
AOCI, net of tax(2)	62	69	81	68	83
Goodwill, net of related deferred tax liabilities	(31,559)	(28,201)	(28,217)	(28,575)	(28,052)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(12,413)	(12,142)	(12,493)	(12,846)	(13,687)
Common equity Tier 1 capital	$70,776	$72,459	$73,048	$72,970	$70,712
Tier 1 capital	$76,183	$77,866	$78,455	$78,377	$76,118
Total capital(3)	85,770	87,326	88,000	87,853	85,988
Risk-weighted assets	516,267	504,654	511,794	506,535	503,413
Adjusted average assets(4)	643,349	640,503	629,997	622,435	537,581
Capital Ratios
Common equity Tier 1 capital(5)	13.7%	14.4%	14.3%	14.4%	14.0%
Tier 1 capital(6)	14.8	15.4	15.3	15.5	15.1
Total capital(7)	16.6	17.3	17.2	17.3	17.1
Tier 1 leverage(4)	11.8	12.2	12.5	12.6	14.2
TCE(8)	10.2	10.3	10.7	10.8	10.3

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2026	2026	2025	2025	2025	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2026	2025
Adjusted diluted earnings per share (“EPS”):
Net income (loss) available to common stockholders (GAAP)	$2,935	$2,081	$2,057	$3,086	$(4,340)	$5,016	$(2,998)
Acquisition amortization expenses(9)	494	477	546	603	340	971	340
Discover integration expenses	298	415	352	348	299	713	409
Brex integration expenses	96	—	—	—	—	96	—
Initial allowance build for Discover non-PCD loans	—	—	—	—	8,767	—	8,767
Legal reserve activities	—	—	117	—	41	—	239
Gain on sale of home loan portfolio	—	—	(483)	—	—	—	—
FDIC special assessment	—	—	(29)	—	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	3,823	2,973	2,560	4,037	5,107	6,796	6,757
Income tax impacts	(219)	(221)	(124)	(236)	(2,339)	(440)	(2,415)
Adjusted net income available to common stockholders (non-GAAP)	$3,604	$2,752	$2,436	$3,801	$2,768	$6,356	$4,342

Diluted weighted-average common shares outstanding (in millions) (GAAP)	621.1	623.4	631.6	639.5	505.6	622.3	444.7

Diluted EPS (GAAP)	$4.73	$3.34	$3.26	$4.83	$(8.58)	$8.07	$(6.74)
Impact of adjustments noted above	1.08	1.08	0.60	1.12	14.06	2.14	16.50
Adjusted diluted EPS (non-GAAP)	$5.81	$4.42	$3.86	$5.95	$5.48	$10.21	$9.76

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$9,043	$8,464	$9,342	$8,263	$6,991	$17,507	$12,893
Acquisition amortization expenses(9)	(518)	(478)	(509)	(498)	(255)	(996)	(255)
Discover integration expenses	(298)	(415)	(352)	(348)	(299)	(713)	(409)
Brex integration expenses	(96)	—	—	—	—	(96)	—
Legal reserve activities	—	—	(117)	—	(41)	—	(239)
FDIC special assessment	—	—	29	—	—	—	—
Adjusted non-interest expense (non-GAAP)	$8,131	$7,571	$8,393	$7,417	$6,396	$15,702	$11,990

Total net revenue (GAAP)	$15,850	$15,231	$15,583	$15,359	$12,492	$31,081	$22,492
Acquisition amortization expenses(9)	(24)	(1)	37	105	85	(25)	85
Adjusted net revenue (non-GAAP)	$15,826	$15,230	$15,620	$15,464	$12,577	$31,056	$22,577

2026	2026	2025	2025	2025	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2026	2025
Efficiency ratio (GAAP)	57.05%	55.57%	59.95%	53.80%	55.96%	56.33%	57.32%
Impact of adjustments noted above	(567)	bps	(586)	bps	(622)	bps	(584)	bps	(511)	bps	(577)	bps	(421)	bps
Adjusted efficiency ratio (non-GAAP)	51.38%	49.71%	53.73%	47.96%	50.85%	50.56%	53.11%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$7,382	$6,967	$7,408	$6,860	$5,646	$14,349	$10,346
Acquisition amortization expenses(9)	(518)	(478)	(509)	(498)	(255)	(996)	(255)
Discover integration expenses	(298)	(415)	(352)	(348)	(299)	(713)	(409)
Brex integration expenses	(96)	—	—	—	—	(96)	—
Legal reserve activities	—	—	(117)	—	(41)	—	(239)
FDIC special assessment	—	—	29	—	—	—	—
Adjusted operating expense (non-GAAP)	$6,470	$6,074	$6,459	$6,014	$5,051	$12,544	$9,443

Total net revenue (GAAP)	$15,850	$15,231	$15,583	$15,359	$12,492	$31,081	$22,492
Acquisition amortization expenses(9)	(24)	(1)	37	105	85	(25)	85
Adjusted net revenue (non-GAAP)	$15,826	$15,230	$15,620	$15,464	$12,577	$31,056	$22,577

Operating efficiency ratio (GAAP)	46.57%	45.74%	47.54%	44.66%	45.20%	46.17%	46.00%
Impact of adjustments noted above	(569)	bps	(586)	bps	(619)	bps	(577)	bps	(504)	bps	(578)	bps	(417)	bps
Adjusted operating efficiency ratio (non-GAAP)	40.88%	39.88%	41.35%	38.89%	40.16%	40.39%	41.83%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2026	2026	2025	2025	2025
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Pre- provision earnings
Total net revenue	$15,850	$15,231	$15,583	$15,359	$12,492
Non-interest expense	(9,043)	(8,464)	(9,342)	(8,263)	(6,991)
Pre-provision earnings(10)(11)	$6,807	$6,767	$6,241	$7,096	$5,501
Tangible common equity (period-end)
Stockholders’ equity	$113,793	$112,261	$113,616	$113,813	$110,956
Goodwill and other intangible assets(12)	(43,840)	(40,489)	(40,876)	(41,537)	(42,012)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,407)	(5,407)	(5,407)
Tangible common equity(13)	$64,546	$66,365	$67,333	$66,869	$63,537
Tangible common equity (average)
Stockholders’ equity	$114,518	$114,556	$115,404	$112,819	$86,918
Goodwill and other intangible assets(12)	(44,033)	(40,709)	(41,144)	(41,815)	(29,114)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,407)	(5,407)	(5,355)
Tangible common equity(13)	$65,078	$68,440	$68,853	$65,597	$52,449
Return on tangible common equity (average)
Net income (loss) available to common stockholders	$2,935	$2,081	$2,057	$3,086	$(4,340)
Income (loss) from discontinued operations, net of tax	—	(7)	380	(1)	(14)
Net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax	$2,935	$2,088	$1,677	$3,087	$(4,326)
Tangible common equity (average)	65,078	68,440	68,853	65,597	52,449
Return on tangible common equity(13)	18.04%	12.20%	9.74%	18.82%	(32.99)%
Tangible assets (period-end)
Total assets	$673,835	$682,905	$669,009	$661,877	$658,968
Goodwill and other intangible assets(12)	(43,840)	(40,489)	(40,876)	(41,537)	(42,012)
Tangible assets(13)	$629,995	$642,416	$628,133	$620,340	$616,956

	2026	2026	2025	2025	2025
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible assets (average)
Total assets	$682,079	$675,999	$665,656	$657,858	$572,446
Goodwill and other intangible assets(12)	(44,033)	(40,709)	(41,144)	(41,815)	(29,114)
Tangible assets(13)	$638,046	$635,290	$624,512	$616,043	$543,332
Return on tangible assets (average)
Net income (loss)	$3,020	$2,174	$2,134	$3,192	$(4,277)
Income (loss) from discontinued operations, net of tax	—	(7)	380	(1)	(14)
Net income (loss) less income (loss) from discontinued operations, net of tax	$3,020	$2,181	$1,754	$3,193	$(4,263)
Tangible assets (average)	638,046	635,290	624,512	616,043	543,332
Return on tangible assets(13)	1.89%	1.37%	1.12%	2.07%	(3.14)%
TCE ratio
Tangible common equity (period-end)	$64,546	$66,365	$67,333	$66,869	$63,537
Tangible assets (period-end)	629,995	642,416	628,133	620,340	616,956
TCE ratio(13)	10.2%	10.3%	10.7%	10.8%	10.3%
Tangible book value per common share
Tangible common equity (period-end)	$64,546	$66,365	$67,333	$66,869	$63,537
Outstanding common shares	613.5	615.9	625.1	635.7	639.5
Tangible book value per common share(13)	$105.21	$107.76	$107.72	$105.18	$99.35

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 16: Notes to Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures (Table 15)

(1)Regulatory capital metrics and capital ratios as of June 30, 2026 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes purchase accounting-related amortization for acquisitions where integration expenses were also adjusted.
(10)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(11)Adjusted pre-provision earnings is a non-GAAP metric calculated based on adjusted net revenue less non-interest expense for the period.
(12)Includes impact of related deferred taxes.
(13)Management believes that this financial metric is useful when assessing returns and capital management over time.